LA CORTEZ energy

Investor Presentation
July 2008

Disclaimers

Certain statements in this presentation are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties. Words such as "expects", "intends", "plans", "may", "could", "should", "anticipates", "likely", "believes" and words of similar import also identify forward-looking statements. Forward-looking statements are based on current facts and analyses and other information that may be based on forecasts of future results, estimates of amounts not yet determined and assumptions of management. These statements are made as of the date of this presentation and the fact that this presentation remains available does not constitute a representation by La Cortez Energy that La Cortez Energy believes these forward-looking statements continue to be true as of any subsequent date. ***Although La Cortez Energy believes that the assumptions underlying, and expectations reflected in, these forward-looking statements are reasonable, it can give no assurance that these assumptions and expectations will prove to be correct. Actual results may differ materially from those currently anticipated due to a number of factors beyond the reasonable control of La Cortez Energy****, including, but not limited to, La Cortez Energy's ability to identify appropriate corporate acquisition and/or joint venture opportunities in the energy sector in Colombia and, more generally, in Latin America, and to establish the technical and managerial infrastructure to take advantage of, and successfully participate in such opportunities, future economic conditions, political stability and energy prices. Additional information on risks and other factors that may affect the business and financial results of La Cortez Energy can be found in filings of La Cortez Energy with the U.S. Securities and Exchange Commission. These filings are available on a Web site maintained by the Securities and Exchange Commission at http://www.sec.gov. La Cortez Energy's forward-looking statements are expressly qualified in their entirety by this cautionary statement.*

THESE MATERIALS DO NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF ANY OFFER TO BUY, ANY SECURITIES OF THE COMPANY OR ANY ENTITY WHATSOEVER. ANY SUCH OFFER MAY ONLY BE MADE BY A PRIVATE PLACEMENT MEMORANDUM OR PROSPECTUS ISSUED BY THE COMPANY. ANY REPRESENTATION TO THE CONTRARY BY ANY PARTY SHOULD BE IGNORED.

Content

- Company Overview
- Strategy
- Financing
- Appendices

Content

- **Company Overview**
- Strategy
- Financing
- Appendices

Exploration & Production Company

- La Cortez Energy Inc. is a newly formed U.S. E&P company organized to operate in South America
- Incorporated in Nevada
- Listed on the OTCBB as LCTZ
- Headquarters in Bogotá, Colombia
  - Colombian Branch - La Cortez Energy Inc.
  - The company is in the process of establishi a diversified business platform.
    - Oil & Gas Exploration and Production
    - Different geographies



Organization Chart

Audit Committee

Compensation Committee

Board of Directors

Nominating & Corporate Governance Committee

Reserves Committee

CEO & President
Business Dev.
Government Rel

Exploration
- G&G Studies
- Geologist
- Geophysicist
- Seismic
- Prospect definition

Finance & Administration
- Business Devel.
- Economics
- Accounting
- HR
- Reporting
- Auditing
- Budgeting & Control

Petroleum Engineering
- Reservoir Evaluation
- Facilities
- Production
- Well design / Control
- Petroleum Eng.

Content

- Company Overview
- **Strategy**
- Financing
- Appendices

Strategy

- Look for a balanced portfolio:
  - Geographic Focus
    - Colombia
    - Peru
    - Paraguay
    - Other South American countries
  - Oil & Gas Exploration and Production
    - Joint Ventures / acquisitions / dire
      contracts
    - Access to liquidity and capital mar


Guyana
French Guiana
Colombia
Peru
Brazil
Paraguay
Chile
South Atlantic Ocean

Colombia: Main Geography

- International standard E&P contract.
  - Direct ANH block assignments
  - Competitive bidding process

- Small and medium sized oil & gas companies

- Different basins in Colombia:
  - Llanos
  - Middle Magdalena Valley
  - Putumayo

- Favorable terms & conditions

- Stability



Colombia: Security and Growth

Improved security measures & robust economic growth


27,8%
17,2
20
20%
0%
1,9%
GDP Growth YoY %
Security Index
Total gross investment (as % of GDP)
Colombian economic growth %
Murders '000
Total gross investment (% of GDP) Colombia

Ecopetrol since its IPO

- Ecopetrol: A proxy for the development and current state of the Colombian Oil & Gas sector
- In 2003, Ecopetrol becomes a government owned E&P company, ANH takes regulation roll and acreage granting powers
- Ecopetrol goes public in 2007 with 20% float

Ecopetrol Share Price


3500
3000
2500
2000
1500
1000
500
0
Price (COP)
November 2007 - June 2008

Source: Bloomberg

Peru

- Peru comprises a key geography for La Co
- Significant economic growth strongly linke
  natural resources
- Small and medium sized companies
- Seismic coverage / Open acreage
- Focus in the Marañon basin.
- Favourable contract terms & conditions (royalty)



[redacted]

Paraguay

- Paraguay dependency on imports
- Open acreage for Exploration
- Growth in demand for electricity
- Mandatory internal quota for oil & gas sales to meet domestic demand
- 40,000 hectare exploration blocks.
- 20-5,000 hectare production blocks
- 4 year exploration contract with 2 year extension
- 20 year production contract with 10 year extension



[redacted]

Phasing

- Phase 1 - (Colombia & Peru)
  - Acquisition / base production with Upside potential
  - Joint Ventures in exploration 25% to 50% maximum participation interest
  - Operator
- Phase 2 - Paraguay
  - Frontier Exploration areas (Joint Venture 25% working interest)
  - Acquisitions
- Phase 3 - (Other Latin American countries)
  - Depending upon political stability
  - Oil & Gas Regulations

Oil & Gas Reserves: Select Countries



20
18
16
14
12
10
8
6
4
2
0
Venezuelan Reserves Estimated at 80+ Billion BOE, 165 Trillion Cubic Feet of Natural Gas
Argentina
Brasil
Chile
Colombia
Ecuador
Peru
Venezuela
Oil Reserves (Billion Barrels)
Natural Gas Reserves (Trillion Cubic Feet)

Source: Oil & Gas Journal (January 1, 2007)

Content

- Company Overview
- Strategy
- **Financing**
- Appendices

LCTZ.OB

- $2.35 MM USD in cash for operating activities (as of March 31, 2008)
- 16,400,444 shares issued and outstanding to date
- 2,000,000 shares authorized for issuance under the Company's 2008 Equity Incentive Plan
- 300,000,000 common shares authorized
- 10,000,000 preferred shares authorized
- Listed Over-the-counter (OTC) as LCTZ.OB
- Building liquidity in the stock

Content

- Company Overview
- Strategy
- Financing
- **Appendices**

Appendix A: Management

Andres Gutierrez Rivera, 49 President, CEO & Director

- 23+ years of oil & gas experience
- General Manager at Lewis Energy (2007- June 2008)
- Vice-President of Finance and Operations at Hocol, S.A. (Subsidiary of Maurel et Prom) (2004-2006), Commercial manager for Shell and Planning director for GNESP.
- Bachelor of Science in Civil Engineering, Colombian Engineering University, 1982
- MSCE, Administration Georgia Institute of Technology, 1985

Carlos Lombo, 50 Chief Geologist

- 23+ years of oil & gas experience
- Consultant Geologist for BP Exploration, Occidental Petroleum Colombia, Nexen Petroleum, Ecopetrol, ANH (Colombian National Hydrocarbon Agency), and Solana Resources Ltd., among others. (2003-2008)
- Exploration Geologist Project Manager at Ecopetrol (1986-2003)
- Bachelor of Science in Geology, National University, Bogotá, Colombia, 1986

Appendix B: Board of Directors

Nadine Smith, 51 Chairman of the Board

- Private investor and business consultant
- Former director of Gran Tierra Energy Inc. (GTE- Amex)
- Former director of Patterson-UTI Energy Inc. (PTEN- Nasdaq)
- Former director of American Retirement Corporation
- Bachelor of Science in economics, Smith College, Northampton, MA
- Masters in Business Administration (MBA), Yale University, New Haven, CT

Jaime Ruiz Llano, 53 Board Member

- Deputy Chief of Mission, Colombian Embassy, Washington D.C., 2006
- Executive Director, Member of the Board of Directors of the World Bank (2000-2002)
- Special Presidential Advisor for Government Affairs to the President of Colombia (1999)
- Director of National Planning for the Colombian Government (1998-1999)
- Senator of Colombia (1991-1994)
- Bachelor of Science in Civil Engineering, Masters in Civil Engineering, University of Kansas, 1976, 1977

Appendix B: Board of Directors

Jaime Navas Gaona, 69 Board Member

- 40+ years of Oil & Gas experience
- Geologist, Exploration manager, Production Geology Manager, Exxon Mobil (1965-1992)
- Senior Exploration Advisor, Maxus Energy, Bolivia (1993-1996)
- Member of the Strategic Team/Mentor of the Exploration and New Ventures Team, Hocol (1998-2002)
- Senior Representative for Government Relations, Hocol (1998-2002)
- Co-founder & President of AGN Exploration (2002-present)
- Bachelor of Science in Geology and Geophysics, National University of Colombia (1962)
- Masters in Science of Petroleum Geology, Colorado School of Mines (1966)

Richard G. Stevens, 61 Board Member

- Founder and Managing Director of Hunter Stevens LLC (1995- Current)
- Former Partner of Ernst & Young LLP and of Coopers & Lybrand LLP
- Director & Chair of Audit Committee of Chordiant Software, Inc. (2006- Current)
- Former Director & Chair of Audit Committee of Verity, Inc. and of Pain Therapeutics, Inc.
- Certified Public Accountant (CPA) in New York & California
- Certified Fraud Examiner, Involved in Enron and Halliburton investigations, among others
- Bachelor of Science University of San Francisco
- Post-graduate Studies in Harvard Business School and Stanford Law School

Appendix B: Board of Directors (continued)

- Board is expected to have seven members
- We are in the process of approaching other potential board of directors candidates. Ideal candidates will be experienced professionals in one or more of the following areas.

  - Geology
  - Latin American Oil Business
  - Government Affairs
  - Finance
  - Accounting/ Auditing